Exhibit 4.1

EXECUTION COPY

PFIZER INC.

and

THE BANK OF NEW YORK MELLON,
Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of March 24, 2009

to

INDENTURE

Dated as of January 30, 2001

Floating Rate Notes due 2011
4.450% Notes due 2012
5.350% Notes due 2015
6.200% Notes due 2019
7.200% Notes due 2039

-i-

-ii-

Exhibits

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FIRST SUPPLEMENTAL INDENTURE, dated as of March 24, 2009 (the “First Supplemental Indenture”), between Pfizer Inc., a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 235 East 42nd Street, New York, New York, 10017 (the “Company”), and The Bank of New York Mellon (formerly The Bank of New York, a New York banking corporation (successor to JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank, formerly The Chase Manhattan Bank (successor to The Chase Manhattan Bank (National Association))))), as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the indenture, dated as of January 30, 2001, to the Trustee (as supplemented, the “Indenture”), to provide for the issuance of the Company’s notes, bonds, debentures or any other evidences of indebtedness (the “Securities”), in one or more fully registered series;

WHEREAS, pursuant to Section 901 of the Indenture, the Company desires to provide for the issuance of (i) a new series of its Securities to be known as its Floating Rate Notes due 2011 (the “2011 Notes”), (ii) a new series of its Securities to be known as its 4.450% Notes due 2012 (the “2012 Notes”), (iii) a new series of its Securities to be known as its 5.350% Notes due 2015 (the “2015 Notes”), (iv) a new series of its Securities to be known as its 6.200% Notes due 2019 (the “2019 Notes”) and (v) a new series of its Securities to be known as its 7.200% Notes due 2039 (the “2039 Notes” and, together with the 2011 Notes, the 2012 Notes, the 2015 Notes and the 2019 Notes, the “Notes”), and to establish the forms of the Notes thereof, as in Section 202 of the Indenture provided, and to set forth the terms thereof, as in Section 301 of the Indenture provided and to provide for the application thereto of the covenants set forth in Article 10 herein, as in Section 901(2) of the Indenture provided;

WHEREAS, the Board of Directors of the Company, pursuant to a resolution duly adopted on January 25, 2009, has duly authorized the issuance of up to $22,500,000,000 of the Company’s securities and the Securities Issuance Committee of the Board of Directors, pursuant to a resolution duly adopted on March 17, 2009, has duly authorized the issuance of the $1,250,000,000 aggregate principal amount of the 2011 Notes, $3,500,000,000 aggregate principal amount of the 2012 Notes, $3,000,000,000 aggregate principal amount of the 2015 Notes, $3,250,000,000 aggregate principal amount of the 2019 Notes and $2,500,000,000 aggregate principal amount of the 2039 Notes, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, the Company has requested that the Trustee execute and deliver this First Supplemental Indenture; and

WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE

DEFINITIONS

Section 101. Definition of Terms.

 Unless the context otherwise requires:

(a) each term defined in the Indenture has the same meaning when used in this First Supplemental Indenture;

(b) each term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

(c) the singular includes the plural and vice versa; and

(d) headings are for convenience of reference only and do not affect interpretation.

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE 2011 NOTES

Section 201. Designation and Principal Amount.    There is hereby authorized and established a series of Securities under the Indenture, designated as the “Floating Rate Notes due 2011”, which is not limited in aggregate principal amount.  The aggregate principal amount of the 2011 Notes to be issued on the date hereof is set forth in Article Nine herein.

Section 202. Maturity.    The Stated Maturity of principal of the 2011 Notes is March 15, 2011.

Section 203. Further Issues.    The Company may from time to time, without the consent of the Holders of the 2011 Notes, issue additional 2011 Notes.  Any such additional 2011 Notes will have the same ranking, interest rate, maturity date and other terms as the 2011 Notes herein provided for.  Any such additional 2011 Notes, together with the 2011 Notes herein provided for, will constitute a single series of Securities under the Indenture.  No additional 2011 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2011 Notes.  The Company will not issue any additional 2011 Notes intended to form a single series with the 2011 Notes herein provided for unless such additional 2011 Notes will be fungible with the 2011 Notes herein provided for, for U.S. federal income tax purposes.

Section 204. Global Notes.    Upon their original issuance, the 2011 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company (“DTC”).  The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 205. Interest.    (a)           Interest on the 2011 Notes will accrue at a per annum rate equal to LIBOR, as determined by the Calculation Agent, plus 1.95%.  The Calculation Agent will set the initial interest rate on March 24, 2009 and reset the interest rate on each Interest Payment Date (each such date, an “Interest Reset Date”).  The second London business day preceding an Interest Reset Date will be the “Interest Determination Date” for that Interest Reset Date.  The interest rate in effect on each date that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date.  The interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the Interest Reset Date.  Interest shall be computed on the basis of the actual number of days in the relevant interest period and a 360-day year.

(b)           Interest on the 2011 Notes will accrue from and including March 24, 2009, to, but excluding, the first Interest Payment Date and thereafter from and including the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next Interest Payment Date.  Interest on the 2011 Notes shall be payable quarterly in arrears and the Interest Payment Dates on which such interest shall be payable are March 15, June 15, September 15 and December 15, commencing on June 15, 2009; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.  If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

(c)           The following defined terms used in this Article Two shall, unless the context otherwise requires, have the meanings specified below.

“Calculation Agent” means The Bank of New York Mellon, a New York banking corporation, and its successors and assigns. The Calculation Agent shall serve as the calculation agent hereunder unless and until a successor calculation agent is appointed by the Company.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i)           With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable interest period that appears on Reuters Page LIBOR01 as of 11:00 a.m., London time, on that Interest Determination Date. If, on an Interest Determination Date, such rate does not appear on Reuters Page LIBOR01 as of 11:00 a.m., London time, or if Reuters Page LIBOR01 is not available on such date, the Calculation Agent will obtain such rate from Bloomberg L.P.’s page “BBAM.” If no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM as of approximately 11:00 a.m., London time, on such Interest Determination Date, LIBOR for that Interest Determination Date will be determined in accordance with the provisions described in (ii) below.

(ii)           With respect to an Interest Determination Date on which no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Company), to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent (after consultation with the Company) for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If, however, the banks selected by the Calculation Agent are not providing quotations in the manner described by the previous sentence, LIBOR determined as of that Interest Determination Date will be LIBOR in effect on that Interest Determination Date.

“Reuters Page LIBOR01” means the display designated on page LIBOR01 by Reuters Group plc (or such other page as may replace the LIBOR01 page on that service (or any successor service) or such other service as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

(d)           All percentages resulting from any calculation of the interest rate on the 2011 Notes will be rounded to the nearest one hundred-thousandth of a percentage point with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on the 2011 Notes will be rounded to the nearest cent (with one-half cent being rounded upward).  Each calculation of the interest rate on the 2011 Notes by the Calculation Agent will (in the absence of manifest error) be final and binding on the Holders of the 2011 Notes and the Company.

Section 206. Authorized Denominations.    The 2011 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 207. No Optional Redemption.    The Company may not redeem the 2011 Notes at its option prior to Stated Maturity.

Section 208. Appointment of Agents.    The Trustee will initially be the Security Registrar and Paying Agent for the 2011 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE THREE

GENERAL TERMS AND CONDITIONS OF THE 2012 NOTES

Section 301. Designation and Principal Amount.    There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.450% Notes due 2012”, which is not limited in aggregate principal amount.  The aggregate principal amount of the 2012 Notes to be issued on the date hereof is set forth in Article Nine herein.

Section 302. Maturity.    The Stated Maturity of principal of the 2012 Notes is March 15, 2012.

Section 303. Further Issues.    The Company may from time to time, without the consent of the Holders of the 2012 Notes, issue additional 2012 Notes.  Any such additional 2012 Notes will have the same ranking, interest rate, maturity date and other terms as the 2012 Notes herein provided for.  Any such additional 2012 Notes, together with the 2012 Notes herein provided for, will constitute a single series of Securities under the Indenture.  No additional 2012 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2012 Notes.  The Company will not issue any additional 2012 Notes intended to form a single series with the 2012 Notes herein provided for unless such additional 2012 Notes will be fungible with the 2012 Notes herein provided for, for U.S. federal income tax purposes.

Section 304. Global Notes.    Upon their original issuance, the 2012 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC.  The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 305. Interest.    The 2012 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from March 24, 2009 at the rate of 4.450% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from March 24, 2009, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are September 15 and March 15, commencing on September 15, 2009; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.  If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 306. Authorized Denominations.    The 2012 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 307. Redemption.    The 2012 Notes are subject to redemption at the option of the Company as described in Article Seven hereof.

Section 308. Appointment of Agents.    The Trustee will initially be the Security Registrar and Paying Agent for the 2012 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE FOUR

GENERAL TERMS AND CONDITIONS OF THE 2015 NOTES

Section 401. Designation and Principal Amount.    There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.350% Notes due 2015”, which is not limited in aggregate principal amount.  The aggregate principal amount of the 2015 Notes to be issued on the date hereof is set forth in Article Nine herein.

Section 402. Maturity.    The Stated Maturity of principal of the 2015 Notes is March 15, 2015.

Section 403. Further Issues.    The Company may from time to time, without the consent of the Holders of the 2015 Notes, issue additional 2015 Notes.  Any such additional 2015 Notes will have the same ranking, interest rate, maturity date and other terms as the 2015 Notes herein provided for.  Any such additional 2015 Notes, together with the 2015 Notes herein provided for, will constitute a single series of Securities under the Indenture.  No additional 2015 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2015 Notes.  The Company will not issue any additional 2015 Notes intended to form a single series with the 2015 Notes herein provided for unless such additional 2015 Notes will be fungible with the 2015 Notes herein provided for, for U.S. federal income tax purposes.

Section 404. Global Notes.    Upon their original issuance, the 2015 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC.  The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 405. Interest.    The 2015 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from March 24, 2009 at the rate of 5.350% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from March 24, 2009, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are September 15 and March 15, commencing on September 15, 2009; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date.  If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 406. Authorized Denominations.    The 2015 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 407. Redemption.    The 2015 Notes are subject to redemption at the option of the Company as described in Article Seven hereof.

Section 408. Appointment of Agents.    The Trustee will initially be the Security Registrar and Paying Agent for the 2015 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE FIVE

GENERAL TERMS AND CONDITIONS OF THE 2019 NOTES

Section 501. Designation and Principal Amount.    There is hereby authorized and established a series of Securities under the Indenture, designated as the “6.200% Notes due 2019”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2019 Notes to be issued on the date hereof is set forth in Article Nine herein.

Section 502. Maturity.    The Stated Maturity of principal of the 2019 Notes is March 15, 2019.

Section 503. Further Issues.    The Company may from time to time, without the consent of the Holders of the 2019 Notes, issue additional 2019 Notes. Any such additional 2019 Notes will have the same ranking, interest rate, maturity date and other terms as the 2019 Notes herein provided for. Any such additional 2019 Notes, together with the 2019 Notes herein provided for, will constitute a single series of Securities under the Indenture.  No additional 2019 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2019 Notes.  The Company will not issue any additional 2019 Notes intended to form a single series with the 2019 Notes herein provided for unless such additional 2019 Notes will be fungible with the 2019 Notes herein provided for, for U.S. federal income tax purposes.

Section 504. Global Notes.    Upon their original issuance, the 2019 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 505. Interest.    The 2019 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from March 24, 2009 at the rate of 6.200% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from March 24, 2009, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are September 15 and March 15, commencing on September 15, 2009; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 506. Authorized Denominations.    The 2019 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 507. Redemption.    The 2019 Notes are subject to redemption at the option of the Company as described in Article Seven hereof.

Section 508. Appointment of Agents.    The Trustee will initially be the Security Registrar and Paying Agent for the 2019 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE SIX

GENERAL TERMS AND CONDITIONS OF THE 2039 NOTES

Section 601. Designation and Principal Amount.    There is hereby authorized and established a series of Securities under the Indenture, designated as the “7.200% Notes due 2039”, which is not limited in aggregate principal amount. The aggregate principal amount of the 2039 Notes to be issued on the date hereof is set forth in Article Nine herein.

Section 602. Maturity.    The Stated Maturity of principal of the 2039 Notes is March 15, 2039.

Section 603. Further Issues.    The Company may from time to time, without the consent of the Holders of the 2039 Notes, issue additional 2039 Notes. Any such additional 2039 Notes will have the same ranking, interest rate, maturity date and other terms as the 2039 Notes herein provided for. Any such additional 2039 Notes, together with the 2039 Notes herein provided for, will constitute a single series of Securities under the Indenture.  No additional 2039 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2039 Notes.  The Company will not issue any additional 2039 Notes intended to form a single series with the 2039 Notes herein provided for unless such additional 2039 Notes will be fungible with the 2039 Notes herein provided for, for U.S. federal income tax purposes.

Section 604. Global Notes.    Upon their original issuance, the 2039 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC. The Company will deposit the Global Securities with DTC or its custodian and register the Global Securities in the name of Cede & Co.

Section 605. Interest.    The 2039 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from March 24, 2009 at the rate of 7.200% per annum, payable semiannually; interest payable on each Interest Payment Date (as defined in the Indenture) will include interest accrued from March 24, 2009, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are September 15 and March 15, commencing on September 15, 2009; and the Regular Record Date for the interest payable on any Interest Payment Date is the close of business on the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding the relevant Interest Payment Date. If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 606. Authorized Denominations.    The 2039 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 607. Redemption.    The 2039 Notes are subject to redemption at the option of the Company as described in Article Seven hereof.

Section 608. Appointment of Agents.    The Trustee will initially be the Security Registrar and Paying Agent for the 2039 Notes and will act as such only at its corporate trust offices in the Borough of Manhattan, City of New York.

ARTICLE SEVEN

OPTIONAL REDEMPTION OF CERTAIN NOTES; NO SINKING FUND

Section 701. Optional Redemption by Company.    (a)  The 2011 Notes are not subject to optional redemption.

(b) At the Company’s option, the 2012 Notes may be redeemed, in whole or in part, at any time and from time to time (each a “2012 Redemption Date”) at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2012 Redemption Price”) equal to the greater of the following amounts:

(i) 100% of the principal amount of the 2012 Notes being redeemed, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2012 Notes to be redeemed on the applicable 2012 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2012 Redemption Date) discounted to such 2012 Redemption Date on a semiannual basis at the Treasury Rate as determined by the Reference Treasury Dealer, plus 50 basis points; plus, in each of the cases (i) and (ii) above, accrued and unpaid interest on the 2012 Notes to be redeemed to, but excluding, such 2012 Redemption Date.

(c) At the Company’s option, the 2015 Notes may be redeemed, in whole or in part, at any time and from time to time (each a “2015 Redemption Date”) at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2015 Redemption Price”) equal to the greater of the following amounts:

(i) 100% of the principal amount of the 2015 Notes being redeemed, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2015 Notes to be redeemed on the applicable 2015 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2015 Redemption Date) discounted to such 2015 Redemption Date on a semiannual basis at the Treasury Rate, as determined by the Reference Treasury Dealer, plus 50 basis points; plus, in each of the cases (i) and (ii) above, accrued and unpaid interest on the 2015 Notes to be redeemed to, but excluding, such 2015 Redemption Date.

(d) At the Company’s option, the 2019 Notes may be redeemed, in whole or in part, at any time and from time to time (each a “2019 Redemption Date”) at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2019 Redemption Price”) equal to the greater of the following amounts:

(i) 100% of the principal amount of the 2019 Notes being redeemed, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2019 Notes to be redeemed on the applicable 2019 Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such 2019 Redemption Date) discounted to such 2019 Redemption Date on a semiannual basis at the Treasury Rate, as determined by the Reference Treasury Dealer, plus 50 basis points; plus, in each of the cases (i) and (ii) above, accrued and unpaid interest on the 2019 Notes to be redeemed to, but excluding, such 2019 Redemption Date.

(e) At the Company’s option, the 2039 Notes may be redeemed, in whole or in part, at any time and from time to time (each a “2039 Redemption Date” and, together with the 2012 Redemption Date, the 2015 Redemption Date and the 2019 Redemption Date, the “Redemption Date”) at a redemption price to be calculated on the basis of a 360-day year consisting of twelve 30-day months (the “2039 Redemption Price” and, together with the 2012 Redemption Price, the 2015 Redemption Price and the 2019 Redemption Price, the “Redemption Price”) equal to the greater of the following amounts:

(i) 100% of the principal amount of the 2039 Notes being redeemed, and

(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2039 Notes to be redeemed on the applicable 2039 Redemption Date (not including  the amount, if any, of accrued and unpaid interest to, but excluding, such 2039 Redemption Date) discounted to such 2039 Redemption Date on a semiannual basis at the Treasury Rate, as determined by the Reference Treasury Dealer, plus 50 basis points; plus, in each of the cases (i) and (ii) above, accrued and unpaid interest on the 2039 Notes to be redeemed to, but excluding, such 2039 Redemption Date.

(f) Notice of any redemption of the Notes of any series shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated.  If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Notes called for redemption have been made available on the Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest).  Any interest accrued to such Redemption Date will be paid as specified in such notice.

(g) The following defined terms used in this Article Seven shall, unless the context otherwise requires, have the meanings specified below.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the applicable Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and the applicable Notes to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains only two such Reference Treasury Dealer Quotations, the average of both such Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

“Reference Treasury Dealer” means (a) any of Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., or their respective affiliates that are primary U.S. Government Securities dealers in the United States (a “Primary Treasury Dealer”) and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer the Company will substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Notes to be redeemed, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue for such Notes (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

(h) In connection with any such redemption each Reference Treasury Dealer shall deliver the Comparable Treasury Price to the Company and the Trustee in writing two Business Days prior to the Redemption Date.  At or prior to the time of giving of any notice of redemption to the Holders of any Notes to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption.  The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price, as applicable, as so calculated or the manner in which the Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

Section 702. No Sinking Fund.    None of the 2011 Notes, the 2012 Notes, the 2015 Notes, the 2019 Notes or the 2039 Notes are entitled to the benefit of any sinking fund.

ARTICLE EIGHT

FORMS OF NOTES

Section 801. Form of 2011 Note.    The 2011 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit A hereto.

Section 802. Form of 2012 Note.    The 2012 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit B hereto.

Section 803. Form of 2015 Note.    The 2015 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit C hereto.

Section 804. Form of 2019 Note.    The 2019 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit D hereto.

Section 805. Form of 2039 Note.    The 2039 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit E hereto.

ARTICLE NINE

ORIGINAL ISSUE AMOUNT OF NOTES

Section 901. Original Issue Amount of the 2011 Notes.    2011 Notes in the aggregate principal amount of $1,250,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2011 Notes as in said Company Order provided.

Section 902. Original Issue Amount of the 2012 Notes.    2012 Notes in the aggregate principal amount of $3,500,000,000  may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2012 Notes as in said Company Order provided.

Section 903. Original Issue Amount of the 2015 Notes.    2015 Notes in the aggregate principal amount of $3,000,000,000  may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2015 Notes as in said Company Order provided.

Section 904. Original Issue Amount of the 2019 Notes.    2019 Notes in the aggregate principal amount of $3,250,000,000  may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2019 Notes as in said Company Order provided.

Section 905. Original Issue Amount of the 2039 Notes.    2039 Notes in the aggregate principal amount of $2,500,000,000  may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2039 Notes as in said Company Order provided.

ARTICLE TEN

PARTICULAR COVENANTS OF THE COMPANY

In addition to the covenants set forth in Article X of the Indenture, the following additional covenants shall apply to the Notes and shall be subject to covenant defeasance as set forth in Section 1304 of the Indenture.

Section 1001. Limitations on Liens.    The Company shall not, and shall not permit any Subsidiary of the Company to, create, assume or suffer to exist any Lien (an “Initial Lien”), other than Permitted Liens, on any Restricted Property to secure any Debt of the Company or any Subsidiary of the Company unless it has made or will make effective provision whereby the Notes, and any other Securities of any series issued pursuant to the Indenture and having the benefit of this covenant, will be secured by such Lien equally and ratably with (or prior to) all other Debt secured by such Lien; provided that such Lien will be automatically released and discharged upon the release and discharge of the applicable Initial Lien.

Section 1002. Limitations on Sale Leaseback Transactions.    The Company shall not, and shall not permit any Subsidiary of the Company to, enter into any Sale and Leaseback Transaction covering any Restricted Property unless:

(a) pursuant to Section 1001 herein, the Company would be entitled to incur Debt secured by a Lien on such Restricted Property in a principal amount equal to the Value of such Sale and Leaseback Transaction without equally and ratably securing the Notes and any other Securities of any series issued pursuant to the Indenture and having the benefit of this covenant; or

(b) the Company or any Subsidiary of the Company, during the six months following the effective date of the Sale and Leaseback Transaction, applies an amount equal to the Value of such Sale and Leaseback Transaction to the voluntary retirement of long-term Debt of the Company or any Subsidiary of the Company or to the acquisition of one or more Restricted Properties.

Section 1003. Subsidiary Guarantees.    (a) If, following the date of this First Supplemental Indenture, any Subsidiary of the Company that is a Significant Subsidiary guarantees any Debt of the Company in excess of the greater of (i) $1,000,000,000 and (ii) 2.0% of the Company’s Consolidated Net Tangible Assets measured as of the end of the most recent quarter for which financial statements are available, in each case, in the aggregate for all such guarantees by such Subsidiary, then the Company shall cause such Subsidiary, within 30 days of such Subsidiary guaranteeing such Debt in such amount to (A) execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Subsidiary shall fully and unconditionally guarantee all of the Company’s obligations under the Notes and the Indenture and (B) deliver to the Trustee an Opinion of Counsel to the effect that (i) such supplemental indenture and guarantee of the Notes has been duly executed and authorized and (ii) such supplemental indenture and guarantee of the Notes constitutes a valid, binding and enforceable obligation of such Subsidiary, except insofar as enforcement thereof may be limited by bankruptcy, insolvency or similar laws (including, without limitation, all laws relating to fraudulent transfers) and except insofar as enforcement thereof is subject to general principles of equity.  Any such guarantee of the Notes shall be pari passu in right of payment with the guarantee giving rise to the obligation to guarantee the Notes.

(b) Notwithstanding anything in this First Supplemental Indenture to the contrary, any guarantee of the Notes provided by a Subsidiary of the Company pursuant to this Section 1003 shall provide by its terms that such guarantee shall be automatically and unconditionally released and discharged and the holders of the Notes will be deemed to have consented to such release without any action on the part of the Trustee or any Holder of the Notes in the following circumstances:

(i) in the case of any guarantee that resulted from this Section 1003, upon such Subsidiary ceasing to guarantee any Debt of the Company (other than under the Notes) in an amount equal to or greater than the amount required for the giving of such guarantee;

(ii) upon the sale or other disposition (including by way of consolidation or merger), in one transaction or a series of related transactions, of a majority of the total Voting Stock of such Subsidiary (provided that, after giving effect to such transaction, such Subsidiary is either (1) no longer a Significant Subsidiary of the Company or (2) no longer guarantees any Debt of the Company (other than under the Notes) in an amount equal to or greater than the amount required for the giving of such guarantee);

(iii) upon the sale, transfer or disposition of all or substantially all the assets of such Subsidiary (provided that, after giving effect to such transaction, such Subsidiary is either (1) no longer a Significant Subsidiary of the Company or (2) no longer guarantees any Debt of the Company (other than under the Notes) in an amount equal to or greater than the amount required for the giving of such guarantee);

(iv) upon the liquidation or dissolution of such Subsidiary; or

(v) upon such Subsidiary ceasing to be a Significant Subsidiary of the Company provided that, if requested by the Company, the Trustee will execute and deliver any documents, instructions or instruments evidencing such release.

Section 1004. Defined Terms.    The following defined terms used in this Article Ten shall, unless the context requires otherwise, have the meanings specified below.

“Consolidated Net Tangible Assets” means the total amount of assets (less applicable reserves and other properly deductible items) after deducting (1) all current liabilities (excluding the amount of those which are by their terms extendable or renewable at the option of the obligor to a date more than 12 months after the date as of which the amount is being determined) and (2) all goodwill, tradenames, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as set forth on the most recent balance sheet of the Company and its consolidated subsidiaries and determined in accordance with generally accepted accounting principles.

“Debt” of any Person means (a) all obligations of such Person for borrowed money, or evidenced by bonds, debentures, notes or other similar instruments (other than any such obligations to the extent that (i) the liability of such Person is limited solely to the property or asset financed by such obligations or (ii) such obligations result from the requirement to return collateral posted to such Person by a counterparty pursuant to one or more hedging contracts or other similar risk management contracts) and (b) all Debt of others guaranteed by such Person.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interests.

“Lien” means, with respect to any property of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property.

“Manufacturing Facility” means property, plant and equipment used for actual manufacturing and for activities directly related to manufacturing such as quality assurance, engineering, maintenance, staging areas for work in process administration, employees, eating and comfort facilities and manufacturing administration, and excludes sales offices, research facilities and facilities used only for warehousing, distribution or general administration.

 “Permitted Liens” means:

(a) Liens existing on the date of this First Supplemental Indenture or Liens existing on Manufacturing Facilities of any Person at the time it becomes a Subsidiary of the Company;

(b) Liens existing on Manufacturing Facilities when acquired, or incurred to finance the purchase price, construction or improvement thereof;

(c) any Lien arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulation;

(d) Liens securing Debt of a Subsidiary of the Company owed to the Company or another Subsidiary of the Company;

(e) extensions, renewals or replacements in whole or part of any Lien referred to in clauses (a) through (d); and

(f) Liens on any Restricted Property not described in clauses (a) through (e) above securing Debt that, together with (i) the aggregate amount of all other outstanding Debt secured by all other Liens on Restricted Property not described in clauses (a) through (e) above and (ii) the aggregate amount of Value in respect of all Sale and Leaseback Transactions that would otherwise be prohibited by Section 1002 hereof, do not exceed 15% of Consolidated Net Tangible Assets measured as of the end of the most recent quarter for which financial statements are available.

“Person” means an individual, a corporation, a company, a voluntary association, a partnership, a trust, a joint venture, a limited liability company, an unincorporated organization, or a government or any agency, instrumentality or political subdivision thereof.

 “Restricted Property” means:

(a) any Manufacturing Facility (or portion thereof) owned or leased by the Company or any Subsidiary of the Company and located within the continental United States that, in the good faith opinion of the Company’s Board of Directors (or a committee thereof), is of material importance to the Company’s business taken as a whole, but no such Manufacturing Facility (or portion thereof) shall be deemed of material importance if its gross book value of property, plant and equipment (before deducting accumulated depreciation) is less than 2% of Consolidated Net Tangible Assets measured as of the end of the most recent quarter for which financial statements are available, or

(b) any Equity Interests of any Subsidiary of the Company owning a Manufacturing Facility (or a portion thereof) covered by clause (a).

“Sale and Leaseback Transaction” means any direct or indirect arrangement relating to property now owned or hereafter acquired whereby the Company or a Subsidiary of the Company transfers such property to another Person and the Company or a Subsidiary of the Company leases or rents it from such Person (other than (1) leases between the Company and a Subsidiary of the Company or between Subsidiaries and (2) temporary leases for a term, including renewals at the option of the lessee, of not more than three years).

“Significant Subsidiary” means any Subsidiary that would be a “Significant Subsidiary” of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other business entity of which at least a majority of the outstanding shares of Voting Stock is at the time directly or indirectly owned or controlled by such Person or one or more of the Subsidiaries of such Person.

“Value” means, with respect to a Sale and Leaseback Transaction, an amount equal to the present value of the lease payments with respect to the term of the lease remaining on the date as of which the amount is being determined, without regard to any renewal or extension options contained in the lease, discounted at the weighted average interest rate of all series of Securities issued pursuant to the Indenture and having the benefit of the covenants set forth in Sections 1001 and 1002 herein (including the effective interest rate of any original issue discount Securities) which are outstanding on the date of such Sale and Leaseback Transaction.

“Voting Stock” means Equity Interests of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons, of such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such entity shall have or might have voting power by reason of the happening of a contingency).

ARTICLE ELEVEN

MISCELLANEOUS

Section 1101. Ratification of Indenture.    The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

Section 1102. Trustee Not Responsible for Recitals.    The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof.  The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

Section 1103. Governing Law.    This First Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 1104. Separability.    In case any one or more of the provisions contained in this First Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Notes, but this First Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 1105. Counterparts.    This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first above written.

PFIZER INC.

By:
	Name:	Richard A. Passov
	Title:	Senior Vice President – Treasurer

THE BANK OF NEW YORK MELLON, as
Trustee

By:
	Name:	Laurence J. O'Brien
	Title:	Vice President

EXHIBIT A

FORM OF FLOATING RATE NOTE

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

FLOATING RATE NOTES DUE 2011

CUSIP No. 717081 DC4

No. 1

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2011, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, in quarterly arrears on March 15, June 15, September 15 and December 15, commencing June 15, 2009 at the rate per annum provided below, until the principal hereof is paid or made available for payment.

The Floating Rate Notes Due 2011 will bear interest at a per annum rate equal to LIBOR, as determined by the Calculation Agent, plus 1.95%.  The Calculation Agent will set the initial interest rate on March 24, 2009 and reset the interest rate on each Interest Payment Date (each such date, an “Interest Reset Date”).  The second London business day preceding an Interest Reset Date will be the “Interest Determination Date” for that Interest Reset Date.  The interest rate in effect on each date that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date.  The interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the Interest Reset Date.  Interest shall be computed on the basis of the actual number of days in the relevant interest period and a 360-day year.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the close of business on the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Bank of New York Mellon, a New York banking corporation shall act as calculation agent (together with its successors in that capacity, the “Calculation Agent”) in connection with the Notes. The Calculation Agent shall serve as the calculation agent hereunder unless and until a successor calculation agent is appointed by the Company.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i)           With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable interest period that appears on Reuters Page LIBOR01 as of 11:00 a.m., London time, on that Interest Determination Date. If, on an Interest Determination Date, such rate does not appear on Reuters Page LIBOR01 as of 11:00 a.m., London time, or if Reuters Page LIBOR01 is not available on such date, the Calculation Agent will obtain such rate from Bloomberg L.P.’s page “BBAM.” If no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM as of approximately 11:00 a.m., London time, on such Interest Determination Date, LIBOR for that Interest Determination Date will be determined in accordance with the provisions described in (ii) below.

(ii)           With respect to an Interest Determination Date on which no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with us), to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent (after consultation with the Company) for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If, however, the banks selected by the Calculation Agent are not providing quotations in the manner described by the previous sentence, LIBOR determined as of that Interest Determination Date will be LIBOR in effect on that Interest Determination Date.

“Reuters Page LIBOR01” means the display designated on page LIBOR01 by Reuters Group plc (or such other page as may replace the LIBOR01 page on that service (or any successor service) or such other service as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

All percentages resulting from any calculation of the interest rate on the Securities will be rounded to the nearest one hundred-thousandth of a percentage point with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on the Securities will be rounded to the nearest cent (with one-half cent being rounded upward).  Each calculation of the interest rate on the Securities by the Calculation Agent will (in the absence of manifest error) be final and binding on the Holders of the Securities and the Company.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

FLOATING RATE NOTES DUE 2011

CUSIP No. 717081 DC4

No. 2

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2011, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, in quarterly arrears on March 15, June 15, September 15 and December 15, commencing June 15, 2009 at the rate per annum provided below, until the principal hereof is paid or made available for payment.

The Floating Rate Notes Due 2011 will bear interest at a per annum rate equal to LIBOR, as determined by the Calculation Agent, plus 1.95%.  The Calculation Agent will set the initial interest rate on March 24, 2009 and reset the interest rate on each Interest Payment Date (each such date, an “Interest Reset Date”).  The second London business day preceding an Interest Reset Date will be the “Interest Determination Date” for that Interest Reset Date.  The interest rate in effect on each date that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date.  The interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the Interest Reset Date.  Interest shall be computed on the basis of the actual number of days in the relevant interest period and a 360-day year.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the close of business on the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Bank of New York Mellon, a New York banking corporation shall act as calculation agent (together with its successors in that capacity, the “Calculation Agent”) in connection with the Notes. The Calculation Agent shall serve as the calculation agent hereunder unless and until a successor calculation agent is appointed by the Company.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i)           With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable interest period that appears on Reuters Page LIBOR01 as of 11:00 a.m., London time, on that Interest Determination Date. If, on an Interest Determination Date, such rate does not appear on Reuters Page LIBOR01 as of 11:00 a.m., London time, or if Reuters Page LIBOR01 is not available on such date, the Calculation Agent will obtain such rate from Bloomberg L.P.’s page “BBAM.” If no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM as of approximately 11:00 a.m., London time, on such Interest Determination Date, LIBOR for that Interest Determination Date will be determined in accordance with the provisions described in (ii) below.

(ii)           With respect to an Interest Determination Date on which no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with us), to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent (after consultation with the Company) for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If, however, the banks selected by the Calculation Agent are not providing quotations in the manner described by the previous sentence, LIBOR determined as of that Interest Determination Date will be LIBOR in effect on that Interest Determination Date.

“Reuters Page LIBOR01” means the display designated on page LIBOR01 by Reuters Group plc (or such other page as may replace the LIBOR01 page on that service (or any successor service) or such other service as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

All percentages resulting from any calculation of the interest rate on the Securities will be rounded to the nearest one hundred-thousandth of a percentage point with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on the Securities will be rounded to the nearest cent (with one-half cent being rounded upward).  Each calculation of the interest rate on the Securities by the Calculation Agent will (in the absence of manifest error) be final and binding on the Holders of the Securities and the Company.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

FLOATING RATE NOTES DUE 2011

CUSIP No. 717081 DC4

No. 3

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of TWO HUNDRED AND FIFTY MILLION DOLLARS ($250,000,000) on March 15, 2011, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, in quarterly arrears on March 15, June 15, September 15 and December 15, commencing June 15, 2009 at the rate per annum provided below, until the principal hereof is paid or made available for payment.

The Floating Rate Notes Due 2011 will bear interest at a per annum rate equal to LIBOR, as determined by the Calculation Agent, plus 1.95%.  The Calculation Agent will set the initial interest rate on March 24, 2009 and reset the interest rate on each Interest Payment Date (each such date, an “Interest Reset Date”).  The second London business day preceding an Interest Reset Date will be the “Interest Determination Date” for that Interest Reset Date.  The interest rate in effect on each date that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the immediately preceding Interest Reset Date.  The interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to the Interest Reset Date.  Interest shall be computed on the basis of the actual number of days in the relevant interest period and a 360-day year.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the close of business on the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Bank of New York Mellon, a New York banking corporation shall act as calculation agent (together with its successors in that capacity, the “Calculation Agent”) in connection with the Notes. The Calculation Agent shall serve as the calculation agent hereunder unless and until a successor calculation agent is appointed by the Company.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

(i)           With respect to any Interest Determination Date, LIBOR will be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable interest period that appears on Reuters Page LIBOR01 as of 11:00 a.m., London time, on that Interest Determination Date. If, on an Interest Determination Date, such rate does not appear on Reuters Page LIBOR01 as of 11:00 a.m., London time, or if Reuters Page LIBOR01 is not available on such date, the Calculation Agent will obtain such rate from Bloomberg L.P.’s page “BBAM.” If no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM as of approximately 11:00 a.m., London time, on such Interest Determination Date, LIBOR for that Interest Determination Date will be determined in accordance with the provisions described in (ii) below.

(ii)           With respect to an Interest Determination Date on which no rate appears on Reuters Page LIBOR01 or Bloomberg L.P. page BBAM, as specified in (i) above, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with us), to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable interest period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in The City of New York, on the Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent (after consultation with the Company) for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If, however, the banks selected by the Calculation Agent are not providing quotations in the manner described by the previous sentence, LIBOR determined as of that Interest Determination Date will be LIBOR in effect on that Interest Determination Date.

“Reuters Page LIBOR01” means the display designated on page LIBOR01 by Reuters Group plc (or such other page as may replace the LIBOR01 page on that service (or any successor service) or such other service as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

All percentages resulting from any calculation of the interest rate on the Securities will be rounded to the nearest one hundred-thousandth of a percentage point with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation on the Securities will be rounded to the nearest cent (with one-half cent being rounded upward).  Each calculation of the interest rate on the Securities by the Calculation Agent will (in the absence of manifest error) be final and binding on the Holders of the Securities and the Company.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:	March 24, 2009
By:
			Name:	Richard A. Passov
			Title:	Senior Vice President - Treasurer

Attest:
	Name:	Gene A. Capello
	Title:	Assistant General Counsel and Assistant Secretary

Dated:	March 24, 2009

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
	Name:	Laurence J. O’Brien
	Title:	Vice President
Authorized Officer

[Reverse of Security].

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 as supplemented by the first supplemental indenture dated as of March 24, 2009 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company, The Bank of New York Mellon, formerly known as The Bank of New York, as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof  initially limited in aggregate principal amount to $1,250,000,000.

This Security is not redeemable prior to Stated Maturity.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a  majority in principal amount of all series at the time Outstanding affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth,  Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)

EXHIBIT B

FORM OF 2012 NOTE

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

4.450% NOTES DUE 2012

CUSIP No. 717081 CZ4

No. 1

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2012, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 4.450% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

4.450% NOTES DUE 2012

CUSIP No. 717081 CZ4

No. 2

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2012, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 4.450% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

4.450% NOTES DUE 2012

CUSIP No. 717081 CZ4

No. 3

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2012, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 4.450% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

4.450% NOTES DUE 2012

CUSIP No. 717081 CZ4

No. 4

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2012, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 4.450% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

4.450% NOTES DUE 2012

CUSIP No. 717081 CZ4

No. 5

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2012, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 4.450% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

4.450% NOTES DUE 2012

CUSIP No. 717081 CZ4

No. 6

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2012, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 4.450% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

4.450% NOTES DUE 2012

CUSIP No. 717081 CZ4

No. 7

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2012, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 4.450% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:	March 24, 2009
By:
			Name:	Richard A. Passov
			Title:	Senior Vice President - Treasurer

Attest:
	Name:	Gene A. Capello
	Title:	Assistant General Counsel and Assistant Secretary

Dated:	March 24, 2009

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
	Name:	Laurence J. O’Brien
	Title:	Vice President
Authorized Officer

[Reverse of Security].

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 as supplemented by the first supplemental indenture dated as of March 24, 2009 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company, The Bank of New York Mellon, formerly known as The Bank of New York, as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof  initially limited in aggregate principal amount to $3,500,000,000.

At the Company’s option, the Securities of this series may be redeemed in whole or in part at any time and from time to time (each, a “Redemption Date”).  The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a) 100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b) the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Reference Treasury Dealer (as defined below), plus 50 basis points;

plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.  Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated.  If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest).  Any interest accrued to such Redemption Date will be paid as specified in such notice.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains only two such Reference Treasury Dealer Quotations, the average of both such Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

“Reference Treasury Dealer” means (a) any of Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., or their respective affiliates that are primary U.S. Government Securities dealers in the United States (a “Primary Treasury Dealer”) and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer the Company will substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date.

At or prior to the time of giving of any notice of redemption to the Holders of any Securities to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption.  The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price, as applicable, as so calculated or the manner in which the Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a  majority in principal amount of all series at the time Outstanding affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth,  Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)

EXHIBIT C

FORM OF 2015 NOTE

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

5.350% NOTES DUE 2015

CUSIP No. 717081 DA8

No. 1

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2015, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 5.350% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

5.350% NOTES DUE 2015

CUSIP No. 717081 DA8

No. 2

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2015, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 5.350% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

5.350% NOTES DUE 2015

CUSIP No. 717081 DA8

No. 3

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2015, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 5.350% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

5.350% NOTES DUE 2015

CUSIP No. 717081 DA8

No. 4

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2015, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 5.350% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

5.350% NOTES DUE 2015

CUSIP No. 717081 DA8

No. 5

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2015, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 5.350% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL  SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

5.350% NOTES DUE 2015

CUSIP No. 717081 DA8

No. 6

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2015, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 5.350% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and  interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:	March 24, 2009
By:
			Name:	Richard A. Passov
			Title:	Senior Vice President - Treasurer

Attest:
	Name:	Gene A. Capello
	Title:	Assistant General Counsel and Assistant Secretary

Dated:	March 24, 2009

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
	Name:	Laurence J. O’Brien
	Title:	Vice President
Authorized Officer

[Reverse of Security].

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 as supplemented by the first supplemental indenture dated as of March 24, 2009 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company, The Bank of New York Mellon, formerly known as The Bank of New York, as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof  initially limited in aggregate principal amount to $3,000,000,000.

At the Company’s option, the Securities of this series may be redeemed in whole or in part at any time and from time to time (each, a “Redemption Date”).  The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a)           100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, or

(b)           the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Reference Treasury Dealer (as defined below), plus 50 basis points;

plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.  Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated.  If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest).  Any interest accrued to such Redemption Date will be paid as specified in such notice.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains only two such Reference Treasury Dealer Quotations, the average of both such Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

“Reference Treasury Dealer” means (a) any of Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., or their respective affiliates that are primary U.S. Government Securities dealers in the United States (a “Primary Treasury Dealer”) and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer the Company will substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date.

At or prior to the time of giving of any notice of redemption to the Holders of any Securities to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption.  The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price, as applicable, as so calculated or the manner in which the Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a  majority in principal amount of all series at the time Outstanding affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth,  Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)

EXHIBIT D

FORM OF 2019 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

6.200% NOTES DUE 2019

CUSIP No. 717081 DB6

No. 1

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2019, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 6.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

6.200% NOTES DUE 2019

CUSIP No. 717081 DB6

No. 2

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2019, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 6.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

6.200% NOTES DUE 2019

CUSIP No. 717081 DB6

No. 3

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2019, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 6.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

6.200% NOTES DUE 2019

CUSIP No. 717081 DB6

No. 4

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2019, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 6.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

6.200% NOTES DUE 2019

CUSIP No. 717081 DB6

No. 5

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2019, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 6.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

6.200% NOTES DUE 2019

CUSIP No. 717081 DB6

No. 6

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2019, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 6.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

6.200% NOTES DUE 2019

CUSIP No. 717081 DB6

No. 7

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of TWO HUNDRED AND FIFTY MILLION DOLLARS ($250,000,000) on March 15, 2019, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 6.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:	March 24, 2009
By:
			Name:	Richard A. Passov
			Title:	Senior Vice President - Treasurer

Attest:
	Name:	Gene A. Capello
	Title:	Assistant General Counsel and Assistant Secretary

Dated:	March 24, 2009

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
	Name:	Laurence J. O’Brien
	Title:	Vice President
Authorized Officer

[Reverse of Security].

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 as supplemented by the first supplemental indenture dated as of March 24, 2009 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company, The Bank of New York Mellon, formerly known as The Bank of New York, as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $3,250,000,000.

At the Company’s option, the Securities of this series may be redeemed in whole or in part at any time and from time to time (each, a “Redemption Date”).  The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a)           100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b)           the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Reference Treasury Dealer (as defined below), plus 50 basis points;

plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.  Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated.  If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest).  Any interest accrued to such Redemption Date will be paid as specified in such notice.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains only two such Reference Treasury Dealer Quotations, the average of both such Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

“Reference Treasury Dealer” means (a) any of Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., or their respective affiliates that are primary U.S. Government Securities dealers in the United States (a “Primary Treasury Dealer”) and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer the Company will substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date.

At or prior to the time of giving of any notice of redemption to the Holders of any Securities to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption.  The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price, as applicable, as so calculated or the manner in which the Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth,  Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)

EXHIBIT E

FORM OF 2039 NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

7.200% NOTES DUE 2039

CUSIP No. 717081 CY7

No. 1

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2039, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 7.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

7.200% NOTES DUE 2039

CUSIP No. 717081 CY7

No. 2

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2039, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 7.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

7.200% NOTES DUE 2039

CUSIP No. 717081 CY7

No. 3

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2039, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 7.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

7.200% NOTES DUE 2039

CUSIP No. 717081 CY7

No. 4

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2039, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 7.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

PFIZER INC.

7.200% NOTES DUE 2039

CUSIP No. 717081 CY7

No. 5

Pfizer Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on March 15, 2039, and to pay interest thereon from March 24, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually, on March 15 and September 15 in each year, commencing September 15, 2009 at the rate of 7.200% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts.

All payments of principal, premium, if any, and interest in respect of this Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:	March 24, 2009
By:
			Name:	Richard A. Passov
			Title:	Senior Vice President - Treasurer

Attest:
	Name:	Gene A. Capello
	Title:	Assistant General Counsel and Assistant Secretary

Dated:	March 24, 2009

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

The Bank of New York Mellon, as Trustee

By:
	Name:	Laurence J. O’Brien
	Title:	Vice President
Authorized Officer

[Reverse of Security].

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities), issued and to be issued in one or more series under an Indenture, dated as of January 30, 2001 as supplemented by the first supplemental indenture dated as of March 24, 2009 (herein called the “Indenture”, which then shall have the meaning assigned to it in such instrument) between the Company, The Bank of New York Mellon, formerly known as The Bank of New York, as successor to JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof initially limited in aggregate principal amount to $2,500,000,000.

At the Company’s option, the Securities of this series may be redeemed in whole or in part, at any time and from time to time (each, a “Redemption Date”).  The redemption price (the “Redemption Price”) of the Securities will be equal to the greater of the following amounts:

(a)           100% of the principal amount of the Securities being redeemed on the applicable Redemption Date, and

(b)           the sum of the present value of the remaining scheduled payments of principal and interest on the Securities being redeemed on such Redemption Date (not including the amount, if any, of accrued and unpaid interest to, but excluding, such Redemption Date) discounted to such Redemption Date on a semi-annual basis at the Treasury Rate (as defined below), as determined by the Reference Treasury Dealer (as defined below), plus 50 basis points;

plus, in each case, accrued and unpaid interest on the Securities being redeemed to, but excluding, such Redemption Date.

The Redemption Price will be calculated on the basis of a 360-day year consisting of twelve 30-day months.  Once notice of redemption is mailed by the Company, the Securities called for redemption will become due and payable on the applicable Redemption Date at the applicable Redemption Price.

Notice of any redemption of the Securities shall be given in the manner and otherwise in accordance with the provisions of Section 1104 of the Indenture; provided, however, that any such notice in lieu of stating the applicable Redemption Price, shall state the manner in which such Redemption Price shall be calculated.  If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of the Securities called for redemption have been made available on the Redemption Date referred to in that notice, such Securities will cease to bear interest on such Redemption Date (unless the Company defaults in the payment of the applicable Redemption Price and accrued and unpaid interest).  Any interest accrued to such Redemption Date will be paid as specified in such notice.

“Treasury Rate” means the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the applicable Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the applicable Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

“Comparable Treasury Price” means (A) the average of the Reference Treasury Dealer Quotations for the applicable Redemption Date and applicable Securities to be redeemed, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains only two such Reference Treasury Dealer Quotations, the average of both such Quotations, or (C) if only one Reference Treasury Dealer Quotation is received, such Quotation.

“Reference Treasury Dealer” means (a) any of Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., or their respective affiliates that are primary U.S. Government Securities dealers in the United States (a “Primary Treasury Dealer”) and their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer the Company will substitute another Primary Treasury Dealer; and (b) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date and Securities to be redeemed, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue for such Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. (New York City time) on the third business day preceding such Redemption Date.

At or prior to the time of giving of any notice of redemption to the Holders of any Securities to be redeemed, the Company shall deliver an Officers’ Certificate to the Trustee setting forth the calculation of the Redemption Price or the manner in which the Redemption Price shall be calculated, as relevant, applicable to such redemption.  The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the Redemption Price, as applicable, as so calculated or the manner in which the Redemption Price shall be calculated, as relevant, and set forth in such Officers’ Certificate.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security and certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of all series at the time Outstanding affected thereby (voting as one class).  The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series, with respect to which any default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of all the Outstanding Securities of such series, to waive, with certain exceptions, such past default with respect to such series and its consequences.  The Indenture also permits the Holders of not less than a majority in principal amount of the Outstanding Securities of any series, on behalf of the Holders of all Outstanding Securities of such series, to waive compliance by the Company with certain provisions of the Indenture.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.  The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth,  Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested in writing by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or in any supplemental indenture, or in this Security, or because of the creation of any indebtedness represented hereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability was expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and is a condition of, and is consideration for, the execution of this Security.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert social security or other identifying number of assignee)

(Please print or typewrite name and address including postal zip code of assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

Attorney to transfer said Securities on the books of the Company with full power of substitution in the premises.

Date:

(Signature Guarantee)